UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 7, 2006

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                      0-50543              55-0755271
------------------------------        ------------------       -------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      dentification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                  15238
------------------------------------------------                  -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers
            ---------------------------------

     On April 7, 2006, Portec Rail Products, Inc. (the "Registrant") appointed Mr. John Pesarsick, age 39, as Chief Financial Officer of the Registrant effective immediately. Mr. Pesarsick has been Corporate Controller of the Registrant since April 2005. Prior to his position as Corporate Controller, Mr. Pesarsick served in various corporate accounting positions with the Registrant since beginning his employment with the Registrant in August 2003. Prior to his employment with the Registrant, Mr. Pesarsick was Regional Assistant Controller of NCS Healthcare, Inc.

     A press release announcing the appointment of Mr. Pesarsick as Chief Financial Officer of the Registrant is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------
(a)         Financial statements of businesses acquired: Not Applicable.

(b)         Pro forma financial information: Not Applicable.

(c)         Shell Company Transactions: Not Applicable

(d)         Exhibits:  99.1 Press Release of the Registrant dated April 10,
            2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PORTEC RAIL PRODUCTS, INC.



DATE: April 10, 2006               By: /s/ John Cooper
                                       ---------------------------------------
                                       John Cooper
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

99.1              Press Release of the Registrant dated April 10, 2006